UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): September 16, 2013
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Resource Real Estate Opportunity REIT, Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 000-54369

Maryland	27-0331816
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant’s telephone number, including area code)

(former name or former address , if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Resource Real Estate Opportunity REIT, Inc. (the “Company”) is filing this Current Report on Form 8-K to present retrospectively revised historical consolidated financial statements and other information included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”). This information presents Heatherwood Apartments and Town Park Apartments as discontinued operations on a retrospective basis for the years ended December 31, 2012 and 2011. The information contained in this Current Report on Form 8-K does not amend or otherwise restate any portion of the 2012 Form 10-K.
In accordance with the authoritative accounting guidance, beginning in the second quarter of 2013, operations relating to Heatherwood Apartments and Town Park Apartments were reported as discontinued operations in the Company's consolidated financial statements. Accordingly , the Company has recast certain information in the 2012 Form 10-K to reflect operations related to Heatherwood Apartments and Town Park Apartments as discontinued operations.
The change in the presentation due to the discontinued operations described above affects only the following items of the 2012 Form 10-K, which are attached hereto in Exhibit 99.1:

Part I	Item 2.	Properties
Part II	Item 5.	Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities
Part II	Item 7.	Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II	Item 8.	Financial Statements and Supplementary Data
Part IV	Item 15.	Exhibits and Financial Statement Schedules
Schedule III - Real Estate and Accumulated Depreciation
Schedule IV - Mortgage Loans on Real Estate
Other than the items listed above, the Company is not otherwise revising any other portion of the 2012 Form 10-K. Unaffected items of the 2012 Form 10-K have not been re-filed in this Current Report on Form 8-K. This Current Report on Form 8-K does not modify or update the disclosures contained in the 2012 Form 10-K in any way, nor does it reflect any subsequent information, activities or events, other than as required to reflect the discontinued operations described above. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2012 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information may be included in the Company’s other filings with the Securities and Exchange Commission (the “SEC”) from time to time. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K (except for Part I Item 2; Part II Items 5, 7, 8; Part IV Item 15; Schedule III; and Schedule IV), and the Company’s other filings with the SEC.

Item 9.01 Financial Statement and Exhibits.
(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1
Revisions to 2012 Form 10-K and Consolidated Financial Statements as of December 31, 2012 and 2011 (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations)

101.1
The following information from the 2012 Form 10-K for the year ended December 31, 2012, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets; (ii) Consolidated Statements of Operations and Comprehensive Loss; (iii) Consolidated Statement of Changes in Stockholders' Equity; (iv) Consolidated Statements of Cash Flows

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.

Dated: September 16, 2013	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer (Principal Executive Officer)